Equitable Financial Life Insurance Company

Supplement Dated December 8, 2021 to the current prospectus, initial summary prospectus and updating summary prospectus (together the “Prospectus”) for Investment Edge® 15 and Investment Edge® 21

This Supplement updates certain information in the most recent Prospectus. You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus.

Effective December 1, 2021 the total annual fund expenses for the American Funds Insurance Series — International Growth and Income fund are 1.04%. This Portfolio’s annual expenses reflect temporary fee reductions. Please read the Prospectus accordingly.

Co-distributed by affiliates Equitable Advisors, LLC and Equitable Distributors, LLC.

1290 Avenue of the Americas, New York, NY 10104.

Copyright 2021 Equitable Financial Life Insurance Company. All rights reserved.

Equitable Financial Life Insurance Company

1290 Avenue of the Americas, New York, NY 10104

(212) 554-1234

IM-52-21 (12/21)	Cat #1643848 (12/21)
IE 15/IE 21 New Biz/AR	#238636